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                                                                  Exhibit 10.2


                          INSIGHT HEALTH SERVICES CORP.
                        1997 MANAGEMENT STOCK OPTION PLAN

         InSight Health Services Corp., a Delaware corporation ("Corporation") sets forth herein the terms of the InSight Health Services Corp. 1997 Management Stock Option Plan ("Plan") as follows:

1.       PURPOSE

         The Plan is intended to advance the interests of the Corporation by providing the individuals listed in Attachment 1 hereto ("Optionees") with an opportunity to develop a proprietary interest in the Corporation, which will thereby create strong performance incentives for such individuals to maximize the growth and success of the Corporation and its subsidiaries, and will encourage such individuals to remain in the employ of the Corporation, or any of its subsidiaries. Options granted under the Plan ("Options") shall not constitute "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended from time to time ("Code").

2.      ADMINISTRATION

         Except as otherwise specifically provided herein, the Plan shall be administered by the Compensation Committee ("Committee") of the Board of Directors ("Board") of the Corporation, which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 5 below) entered into hereunder, and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder; provided however, that the Committee may not alter, amend or modify the express provisions of the Plan. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final, binding and conclusive.

         The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Corporation's Certificate of Incorporation and Amended and Restated Bylaws, and with applicable law. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

3.       COMMON STOCK

         The stock that may be issued pursuant to Options granted under the Plan shall be shares of common stock, par value $0.001 per share, of the Corporation ("Common Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 500,000 shares, which number of shares is subject to adjustment as hereinafter provided in
Section 12 below.

4.       EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan became effective upon its adoption by the Board on November 7, 1997 ("Effective Date") and shall continue in effect for a term of ten (10) years. Any Options outstanding under the Plan on such date shall continue to be exercisable pursuant to their terms, except as otherwise provided herein.


1997 MANAGEMENT STOCK OPTION PLAN                                         PAGE 1

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5.       GRANT OF OPTIONS

         Subject to the terms and conditions of the Plan, each Optionee is hereby granted as of the Effective Date, Options to purchase such number of shares of the Common Stock listed on Attachment 1 hereto at a purchase price ("Option Price") of $8.375 per share, on the terms and conditions set forth in the written agreements ("Option Agreements"), executed by the Corporation and by the Optionee, in the form of Attachment 2 hereto. The Option Price is greater than the Fair Market Value (as defined in Section 6(b)) as of the Effective Date.

6.       TERM AND EXERCISE OF OPTIONS

         (a) Method of Exercise and Payment. An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office, addressed to the attention of the Corporate Secretary, of written notice of exercise in the form attached to the Option Agreement as Exhibit A, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 100 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) with the consent of the Committee, through the tender to the Corporation of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value (as defined below) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). If shares of Common Stock are surrendered by an officer of the Corporation (as the term "officer" is defined in Section 10(c) below) for payment and the Common Stock surrendered was acquired pursuant to an Option of the Corporation, then six (6) months must have elapsed since the date of grant of such Option. The payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the Common Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Common Stock certificate or certificates are delivered, the broker shall tender to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Corporation, may, in its judgment, be required to withhold with respect to the exercise of the Option. Any attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Common Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Common Stock certificate or certificates evidencing his ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him, and except as provided in Section 12 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (b) Fair Market Value. "Fair Market Value" means the value of each share of Common Stock subject to the Plan determined as follows: If on the date of exercise the Common Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, or is publicly traded on an established securities market, the Fair Market Value of the Common Stock shall be the closing price of the Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the date of exercise or on the trading day immediately preceding the date of exercise if the date of exercise is not a trading day (or, if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or


1997 MANAGEMENT STOCK OPTION PLAN                                         PAGE 2


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between the high and low sale prices on such trading day), or, if no sale of the
Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Common Stock is not listed on such an exchange, quoted on such Stock Market or traded on such a market, Fair Market Value shall be determined by the Committee in good faith.

         (c) Withholding. The Corporation shall have the right to withhold, or require an Optionee to remit to the Corporation, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the exercise of Options. Subject to the consent of the Committee which may be withheld in its sole and absolute discretion, and to the extent permissible under applicable tax, securities, and other laws, an Optionee may (a) have shares of Common Stock otherwise issuable to the Optionee hereunder withheld, or (b) tender to the Corporation previously acquired shares of Common Stock, having a Fair Market Value sufficient to satisfy all or part of the Optionee's federal, state and local tax obligations associated with the exercise of Options.

7.       TRANSFERABILITY OF OPTIONS

         During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in section 414 of the Code, or such other transfers as may be permitted by the Committee, and no Option shall be pledged or hypothecated (by operation of law or otherwise), or subject to execution, attachment or similar process.

8.       TERMINATION OF EMPLOYMENT

         Upon the termination of the employment of an Optionee with the Corporation or a subsidiary of the Corporation, other than by reason of the death or "permanent and total disability" (within the meaning of section 22(e)(3) of the Code) of such Optionee, any Option granted to an Optionee pursuant to the Plan shall terminate three (3) months after the date of such termination of employment, unless otherwise provided pursuant to the Option Agreement. A leave of absence or leave on military or government service approved by the Committee shall not constitute a termination of employment for purposes of the Plan. For purposes of the Plan, a termination of employment with the Corporation or a subsidiary of the Corporation shall not be deemed to occur if the Optionee is immediately thereafter employed with the Corporation or any subsidiary of the Corporation.

9.       USE OF PROCEEDS

         The proceeds received by the Corporation from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

10.      REQUIREMENTS OF LAW

         (a) Violations of Law. The Corporation shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Corporation of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933, as amended ("1933 Act"), upon exercise of any Option, unless a registration statement under the 1933 Act is in effect with respect to the shares of Common Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under the 1933 Act. Any determination in this connection by the


1997 MANAGEMENT STOCK OPTION PLAN                                         PAGE 3


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Committee shall be final, binding and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Common Stock pursuant thereto to comply with any law or regulation of any governmental authority, except the Corporation shall timely file for registration, on Form S-8 under the 1933 Act, the shares of Common Stock to be issued upon exercise of the Options granted under the Plan. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Common Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

         (b) Compliance with Rule 16b-3. The Plan is intended to comply with Rule 16b-3 or its successor rule, promulgated under the Securities Exchange Act of 1934 ("1934 Act"). With respect to persons subject to Section 16 of the 1934 Act, any provision of the Plan or action of the Committee that is inconsistent with such Rule shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

         (c) Holding Period for Officers. With respect to Options granted to officers of the Corporation (as the term "officer" is defined in the rules promulgated under Section 16 of the 1934 Act) and except as may be approved by the Committee, at least six (6) months must elapse from the date of grant of the Option and (i) any disposition of the Option (not including its exercise), or
(ii) any disposition of the underlying Common Stock.

11.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan; provided however, that no amendment, suspension or termination of the Plan by the Board may, without the consent of the holder of the Option, adversely affect any rights or obligations under any Option theretofore granted under the Plan.

12.      EFFECT OF CHANGES IN CAPITALIZATION

         (a) Changes in Common Stock. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease affecting such outstanding shares generally that is effected without receipt of consideration by the Corporation, occurring after the Effective Date, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate ownership interest of the holder of the Option immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. If there is a distribution payable in the capital stock of a subsidiary corporation of the Corporation ("Spin-off Shares"), to the extent consistent with Treasury Regulation section 1.425-1(a)(6) or the corresponding provision of any subsequent regulation, each outstanding Option shall thereafter additionally pertain to the number of Spin-off Shares that would have been received in such distribution by a stockholder of the Corporation who owned a number of shares of Common Stock equal to the number of shares that are subject to the Option at the time of such distribution, and the aggregate Option Price of the Option shall be allocated between the Spin-off Shares and


1997 MANAGEMENT STOCK OPTION PLAN                                         PAGE 4


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the Common Stock in proportion to the relative Fair Market Values of a Spin-off
Share and a share of Common Stock immediately after the distribution of Spin-off Shares.

         (b) Reorganization in Which the Corporation Is the Surviving Corporation. If the Corporation shall be the surviving corporation in any reorganization, merger, or consolidation of the Corporation with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

         (c) Reorganization in Which the Corporation Is Not the Surviving Corporation; Sale of Assets or Stock. Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board which results in any person or entity owning eighty percent (80%) or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, to preserve the then excess, if any, of the aggregate Fair Market Value of the shares subject to Options over the purchase price for the shares under the Options, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any installment limitation on exercise imposed pursuant to the Option Agreement. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders. Notwithstanding the foregoing, the occurrence of any event described in this Section 12(c) which also constitutes a Change of Control (as defined below) shall cause the exercisability in full of all Options whether or not (i) all conditions to exercise have been satisfied and (ii) the Plan is terminated pursuant to this Section 12(c).

         (d) Adjustments. Adjustments under this Section 12 related to stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         (e) No Limitations on the Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.



1997 MANAGEMENT STOCK OPTION PLAN                                         PAGE 5


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13.      CHANGE OF CONTROL

         If a Change of Control (as defined below) occurs, all Options shall be exercisable in full regardless of whether all conditions of exercise have been satisfied. A "Change of Control" shall be deemed to occur (i) at such time as any person (as defined in the Section 13(d)(3) of the 1934 Act, but excluding General Electric Company ("GE") and the entities to whom shares of the Corporation's Convertible Preferred Stock, Series B ("Series B Preferred Stock") were initially issued ("Carlyle"), and successors and permitted assigns of GE and Carlyle, individually and collectively) at any time shall directly or indirectly acquire more than forty percent (40%) of the voting power of the Common Stock, (ii) at such time as during any one (1) year period, individuals who at the beginning of such period constitute the Board (together with any new directors (i) whose election by such Board or whose nomination for election by the stockholders of the Corporation was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved or (ii) elected or appointed by Carlyle, GE or their successors and permitted assigns) cease to constitute at least a majority of such Board (provided, however, that a change in directors upon a Type B Event Date (as defined in the Corporation's Certificate of Designation, Preferences and Rights of Convertible Preferred Stock, Series B ("Series B Certificate of Designation")) shall not be deemed to cause a Change of Control pursuant to this clause (ii), (iii) upon consummation of a merger or consolidation of the Corporation into or with another Person (as defined below) in which the stockholders of the Corporation immediately prior to the consummation of such transaction shall own fifty percent (50%) or less of the voting securities of the surviving corporation (or the parent corporation of the surviving corporation where the surviving corporation is wholly owned by the parent corporation) immediately following the consummation of such transaction, or (iv) the sale, transfer or lease of all or substantially all of the assets of the Corporation, in any of cases (i), (ii), (iii) or (iv) in a single transaction or series of related transactions; provided, that no Change of Control hereunder with respect to the Corporation shall be deemed to occur solely by reason of (x) the ownership of the Corporation's capital stock by any of Carlyle, TC Group, L.L.C., any investor in any entity comprising Carlyle or TC Group, L.L.C. as of October 14, 1997, GE or its Affiliates (as defined in the Series B Certificate of Designation), (y) the conversion of shares of Series B Preferred Stock into either the Corporation's Convertible Preferred Stock, Series D ("Series D Preferred Stock") (and any change in the Board incident thereto) or Common Stock, or (z) the conversion of shares of Series D Preferred Stock into Common Stock. "Person" means any corporation, partnership, limited partnership, limited liability partnership, joint venture, association, limited liability company, joint-stock company, trust or unincorporated organization.

14.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation or any subsidiary of the Corporation, or to interfere in any way with the right and authority of the Corporation or any subsidiary of the Corporation either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation or any subsidiary of the Corporation.

15.      NONEXCLUSIVITY OF THE PLAN

         The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.



1997 MANAGEMENT STOCK OPTION PLAN                                         PAGE 6

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16.      GOVERNING LAW

         THE VALIDITY, INTERPRETATION AND EFFECT OF THE PLAN, AND THE RIGHTS OF ALL PERSONS HEREUNDER, SHALL BE GOVERNED BY AND DETERMINED IN ACCORDANCE WITH THE LAWS OF DELAWARE, OTHER THAN THE CHOICE OF LAW RULES THEREOF.

17.      HEADINGS

         The headings herein are for convenience only and shall not be used in interpreting the Plan.





1997 MANAGEMENT STOCK OPTION PLAN                                         PAGE 7

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                                  ATTACHMENT 1


Optionee Name                                 Number of Option Shares
-------------                                 -----------------------
E. Larry Atkins                                      150,000

Thomas V. Croal                                      140,000

Glenn P. Cato                                         80,000

Michael A. Boylan                                     50,000

Robert N. LaDouceur                                   50,000

Michael D. Cragin                                     30,000





1997 MANAGEMENT STOCK OPTION PLAN                                         PAGE 8